EASTCLIFF FUNDS
                       SUPPLEMENT TO THE PROSPECTUS DATED
                                DECEMBER 30, 1997


             On April 21, 1998 Patrice J. Neverett, Senior Vice President and Portfolio Manager of Palm Beach Investment Advisers, Inc. became the sole portfolio manager of the Eastcliff Total Return Fund.

             Ms. Neverett had been a co-portfolio manager of the Eastcliff Total Return Fund since July 1, 1995, and has been employed by Palm Beach Investment Advisers, Inc. in various capacities since it was founded in August 1990.


             The date of this Supplement is May 22, 1998.